Bristow Group Acquisition of Berry Aviation June 23, 2026 Exhibit 99.2

2 Forward-Looking Statements Certain statements in this presentation constitute “forward-looking statements” within the meaning of the federal securities laws, including statements relating to the proposed acquisition of Berry Aviation, the expected timing of its completion, expectations regarding the combined company’s businesses and prospects, and all statements regarding the Company’s expected exit of its Norway offshore energy business. Such forward-looking statements reflect the current views of the management of the Company with respect to future events and are subject to risks and uncertainties, both known and unknown, many of which are beyond Bristow’s control. Actual results could differ materially, based on factors including, but not limited to: the timing to consummate the proposed transaction; the conditions to closing of the proposed transaction may not be satisfied or the closing of the proposed transaction otherwise does not occur; the diversion of management’s time on transaction-related issues; the ultimate timing, outcome and results of integrating Berry Aviation’s operations and the ultimate outcome of Bristow’s operating efficiencies applied to Berry Aviation’s services; the effects of the proposed transaction, including Bristow’s future financial condition, results of operations, strategy and plans; expected synergies and other benefits from the proposed transaction and the ability of Bristow to realize such synergies and other benefits; and other risks and uncertainties described in Bristow’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 26, 2026, Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, which was filed with the SEC on May 6, 2026, recent Current Reports on Form 8-K filed by Bristow, and other SEC filings. The Company cautions investors not to place undue reliance on any forward-looking statements, and the Company does not intend to update or revise these forward-looking statements for any reason.

3 Transaction Highlights • Bristow Group Inc. (“Bristow”) is acquiring Berry Aviation, Inc. (“Berry Aviation”) for $105 million, subject to customary closing adjustments • All-cash consideration Transaction Value • Acquisition strengthens Bristow’s mission diversification, broadens Bristow's government services business, and further deepens Bristow’s relationships with the U.S. government, armed forces, and large prime defense contractors • Expected to contribute over $100 million in annual, diversified revenues • Immediately accretive to Bristow’s earnings and cash flow Financial Benefits • Significantly expands Bristow’s fixed wing and UAS capabilities • Specialized certifications and qualifications (e.g., CARB, CAMTS, Part 135 Airdrop, etc.) • Long-term relationships with key customers such as SOCOM, TRANSCOM, U.S. Army, USAF and more Strategic Rationale • Unanimously approved by Bristow's Board of Directors • Expected to close in the third quarter of 2026, subject to customary closing conditions Approval and Timing

Berry Aviation: A Mission-Critical Provider of End-to-End Aviation Services with a 40+ Year Legacy

BERRY AVIATION, INC

Leading provider of end-to-end aviation solutions, including special mission aviation services, MRO/CRO(1) and next-generation UAS(2) for the Department of War ("DoW") and large defense contractors

- Specialized aircraft certifications and ability to operate in traditionally unnavigable or GPS-denied environments
- 40+ year legacy of flight operations experience and long-standing relationships with key DoW customers (such as U.S. Army, USAF, SOCOM and TRANSCOM(3)) and large defense contractors
- Well-positioned for growth with strategic expansion of special missions aviation services, MRO/CRO capacity and capabilities, and demonstrated ability to rapidly design, develop and produce next-generation UAS, such as Berry Aviation's proprietary Iron Weasel platform

Berry Aviation Snapshot

Headquarters **San Marcos, Texas**	Aircraft **23**
2025A Revenue **+$100 million**	Employees **~300**
2025A EBITDA **~$12 million**	2026E EBITDA **~$18 million**

Key Certifications and Qualifications(4)

Part 135 FAA Certified Operator	**Part 145** FAA Certified Operator
Part 145 EASA Certified Repair Station	**CARB** DoW Approved Air Certified
CAMTS Medical Transport Accreditation	**AS9100D** Standard Certification

(1) Maintenance, Repair and Overhaul ("MRO") and Component Repair and Overhaul ("CRO");
(2) Unmanned Aerial Systems ("UAS");
(3) United States Air Force (USAF), United States Special Operations Command (SOCOM), and United States Transportation Command (TRANSCOM);
(4) Commercial Airlift Review Board (CARB) certification and Commission on Accreditation of Medical Transport Systems (CAMTS).

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Berry Aviation Offers Highly Differentiated and Mission-Critical Aviation Services



Enhanced Mobility

Each airframe is equipped for STOL[1] operations on unpaved and unimproved airfields in remote regions



Aerial Delivery

In-flight air-operable doors capable of conducting resupply bundle drops



Special Mission Operations

Operating in GPS denied airspace with long range capabilities



CASEVAC / MEDEVAC[4]

Robust critical-care program staffed by medical professionals with SOF[5] experience

BERRY AVIATION, INC



Passenger and Cargo Transport

Aircraft capable of carrying a combination of passengers and cargo with multiple configurations



ISR Integrations and Modifications

OCONUS[2] manned airborne ISR[3] operations and training and exercise support in continental U.S.



MRO / CRO

Certified Part 145 Repair Station with C-Check, ISR modification, avionics, and airframe repair capabilities



Unmanned Aerial Systems

Platform development, including ground-up design, component level testing, and reverse engineering

(1) Short take-off and landing ("STOL");
(2) Outside Continental United States ("OCONUS");
(3) Intelligence, Surveillance and Reconnaissance ("ISR");
(4) Casualty Evacuation ("CASEVAC") and Medical Evacuation ("MEDEVAC");
(5) Special Operations Forces ("SOF").

Bristow 5

6 Note: Excludes Berry Aviation’s ODC fleet of nine owned EMB-120ER aircraft Berry Aviation Global Operational Footprint High Quality Defense, Government Agency and Private Sector Customers(1): Areas Berry Aviation has operated in Aircraft Fleet 15 Special Missions Aircraft 23 Total Aircraft 8 Other Services Aircraft Cessna 206 PC-12/ 47ESA-227 (Metroliner III) Beech King Air 350iER DHC-6-300 (Twin Otter) DHC-8-200 (DASH 8) AS350 B3 (1) Includes customers served through subcontractor agreements. The list above reflects select customers served and is not a full list of Berry Aviation customers. EMB-120ER

Berry Aviation Capabilities and Services Overview



Special Mission Aviation Services

- Intelligence Collection and Surveillance Flights
- Passenger & Cargo Transport
- Enhanced Mobility
- Aerial Delivery
- Training Exercise & Special Missions Support
- STOL Capability
- CASEVAC/MEDEVAC
- Other Special Mission Operations


52%



MRO / CRO

- Part 145 Aircraft Maintenance
- Scheduled & Unscheduled Maintenance
- Full Component and Airframe Repair / Overhaul
- Aircraft & ISR Instrument Modifications
- Special Mission Integrations
- Supply Chain & Logistics
- Fueling & Line Services


10%



UAS

- Rapid Design & Prototyping
- Low-Cost Uncrewed Combat Attack System (LUCAS)
- Next-Gen UAS Development
- Red Cell Aggressor Simulation
- Flight Ops & Training
- Counter-UAS
- CONOPS Development
- Platform & System Upgrades


10%



On Demand Cargo and Bayview/Other

On Demand Cargo

- Whole-Airplane Cargo
- Short Notice Launch; Just-in-Time Inventory
- Expedited Aerial Delivery to Blue-Chip Automotive & Industrial Companies

Bayview / Other

- Regional / Commuter Aircraft Marketplace
- Purchasing, Leasing, Repairs, Inventory Appraisals; FBO and Hangar Space
- Acquisitions of Aircraft, Engines, Surplus Parts


28%

Percent of Total Berry Aviation Revenues[(1)]

Bristow Government Services Segment

Bristow Other Segment

(1) Revenues for the year ended December 31, 2025.

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Key Drivers and Themes Underpinning Growth in Aviation Government Services

Long-term defense spending targets and increased commitments tied to GDP

NATO defense spending expected to double from 2.5% of GDP in 2024 to 5% by 2035(1)

Increased reliance on outsourced aviation services by government agencies

32% of 2026 U.S. DLA spend is allocated to transportation and logistics services(2)

Expansion of global security missions, including focus on border security and drug trade

Big data capabilities promote the collection of more data for processing

~$4.5bn earmarked to develop an environment where autonomous systems can cooperate collaboratively at scale(3)

Geopolitical tension boosting ISR demand

Global ISR TAM expected to grow from ~$44bn in 2025 to ~$77bn by 2035, of which ~40% is aerial ISR(4)

Use of UAS / UAV to collect information cheaply and efficiently

FY27 DoW budget request contains ~$54bn of funding for drone dominance(3)

Aging government aircraft fleets

Across 15 European countries with the largest fleet, 26% of all in-service aircraft were purchased before 1990(5)

Natural disasters of increasing severity

Global Rapid Response Disaster Relief Logistics TAM estimated at ~8bn (2025-2035E CAGR 6%)(6)

There are significant global tailwinds underpinning growth in government services, for both budgetary and geopolitical reasons

(1) NATO Defence Expenditures Report, April 2026;
(2) Defense Logistics Agency, Demand Forecast Industry Association Leadership, November 2025;
(3) FY2027 DoW Budget Overview Book;
(4) Future Market Insights (FMI), February 2026;
(5) Fleets analyzer, Cirium Aviation Analytics, January 2025;
(6) Business Research Insights, Fortune Business Insights, Future Market Insights, Global Market Insights.

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The Macro and Company Specific Attributes That Support an Investment Thesis for Bristow

Macroeconomic Attributes

- **Global geopolitical risks necessitate larger investments** in defense and related support services
- Global Defense Logistics **total addressable market ("TAM") estimated at ~$174 billion** (2025A-2033E CAGR of 6%)[1]
- Berry Aviation **supports growing DoW trend towards outsourcing** services
- **Existing role** supporting the State Department's drug enforcement efforts is **consistent with U.S. government priorities**
- **Global 2030 TAM for UAS** launched effects, loitering munitions, one-way attack systems **and USVs is expected to reach ~$26 billion**
- **U.S. 2030 TAM for UAS** launched effects, loitering munitions, one-way attack systems **and USVs is expected to reach ~$11 billion**

Company Attributes

- **Provides Bristow access into the special mission aviation services** sector through 40+ years of experience and relationships
- Currently supporting the Army and Navy in C-checks, ISR modifications, avionics, airframe, brake line and landing gear maintenance – **providing Bristow an entry point into military MRO and CRO opportunities**
- While currently a contractor-owned, contractor-operated ("COCO") operator, **provides the operational experience, certifications and crew to compete for government-owned, contractor-operated ("GOCO") contracts as well**
- Existing MRO role supporting Texas DPS[2] serves as a relevant past performance vehicle for bidding in the **large and growing market for state, local and federal law enforcement aviation support**
- Berry Aviation's **ODC business is well positioned to serve as a launchpad for Bristow's advanced air mobility ("AAM") focused cargo initiatives,** upon certification of AAM partner aircraft
- **Certain critical aviation and other specialized government certifications added to Bristow's portfolio** (which also function as barriers to entry)

(1) Business Research Insights, Fortune Business Insights, Future Market Insights, Global Market Insights;
(2) Department of Public Safety.

Bristow

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10 Plans To Sell Norway Offshore Energy Business 2025 Norway Snapshot Aircraft Type #Aircraft #Bases #Employees S92s Only 23 4 ~360 OES Portfolio Management In a separate initiative, Bristow is pursuing the sale of its Norway offshore energy services business as part of its longstanding portfolio optimization strategy Bristow remains committed to safe, uninterrupted service to our Norway customers through the transition The exit is consistent with Bristow’s ongoing strategy to deploy its assets in markets with the highest margin profiles and returns on capital, while maintaining a disciplined approach to capital allocation While the Norwegian North Sea is a stable and mature energy market, it presents limited growth opportunities for Bristow The Company is evaluating various options though the timing and structure of any sale transaction remain subject to market conditions and other considerations Bristow expects to continue pursuing other non-offshore energy opportunities in Norway, such as those in the AAM space

11 Illustrative Standalone and Pro Forma Segment Profile 2025A Bristow Revenue(1) Portfolio Actions Advance Bristow’s Diversification Strategy and Enhance Value Creation 2025A Standalone Revenues(1) 2025A Pro Forma Revenues 8% Other Services 26% Government Services 66% Offshore Energy Services (“OES”) 28% Other Services 72% Government Services (1) LTM revenues as of December 31, 2025; (2) Illustrative 2025 pro forma revenue mix adding Berry Aviation and excluding Norway OES revenues. Berry Aviation Furthers Bristow’s Diversification Strategy While The Exit From Norway’s Energy Market Refocuses Bristow’s OES Portfolio In 2025, the planned exit from Norway OES and addition of Berry Aviation would have been EBITDA neutral on a pro forma basis Well-positioned to continue pursuing high- impact, high-return growth opportunities Total Revenues Post Acquisition and Post Norway Exit(2) 11% Other Services 35% Government Services 54% OES 1.5bn 108mm 276mm 100% Norway OES Berry Aviation Norway OES

12 Why Berry Aviation is an Excellent Addition to Bristow Group Leading provider of highly differentiated and mission-critical aviation services with an excellent reputation Significant, defensible barriers to entry Entrenched incumbent with 40+ year legacy of proven performance Vertically integrated MRO / CRO platform drives unmatched mission readiness Strategically aligned with enduring U.S. DoW budgetary and geopolitical priorities Multiple levers for transformative growth Attractive and profitable financial profile